UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue

Needham, MA 02494

(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TripAdvisor, Inc. (the “Company”) and Lindsay Nelson have agreed that Ms. Nelson will leave her position as Chief Brand and Marketing Officer of the Company effective January 9, 2022. Thereafter, Ms. Nelson will serve the Company in an advisory role through February 28, 2022. For purposes of the Company’s Executive Severance Plan and Summary Plan Description (the “Severance Plan”), Ms. Nelson’s departure will be treated as a termination of employment without Cause as of January 9, 2022.

In addition to the benefits to which Ms. Nelson is entitled under these circumstances pursuant to Section 3.1 of the Severance Plan, Ms. Nelson will also receive the following benefits:

•

During the period from January 10, 2022 through February 28, 2022 (the “Transition Period”), Ms. Nelson will continue to serve as a part-time employee of the Company working on such projects as determined by the Company’s Chief Executive Officer. In consideration for such service, during the Transition Period, Ms. Nelson shall (i) receive a reduced salary; (ii) continue to be eligible to participate in the employee benefit plans made available by the Company to its employees, including vacation and sick time; and (iii) be treated as an employee for purposes of the Company’s 2018 Stock and Annual Incentive Plan, as amended.

•

The Company will consider in good faith the payment of an annual bonus based on actual performance for 2021; such amount to be paid (if any), will be calculated in the same manner as 2021 earned corporate bonuses are calculated for the Company’s employees generally, will be made at the same time as 2021 earned corporate bonuses are paid to the Company’s employees and will be subject to the approval of the Compensation Committee of the Board of Directors.

The description of the separation is qualified in its entirety by reference to the full text of the Severance Plan, a copy of which has been previously filed and is incorporated by reference herein, and the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. Unless otherwise specified, capitalized terms used above without definitions have the meanings set forth in the Severance Plan or Separation Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement dated November 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: November 19, 2021	By:	/S/ SETH J. KALVERT
Seth J. Kalvert
Chief Legal Officer